EXHIBIT 10.2

THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Third Amendment (the “Third Amendment”) to the Executive Employment Agreement between Babcock & Wilcox Enterprises, Inc. (the “Company”) and Henry Bartoli (the “Executive”) dated November 19th, 2018 is made and entered into this 5th day of November 2020 (the Effective Date”).

RECITALS

WHEREAS, the Company and Executive desire to (i) extend the term of employment of the Executive provided in Section 3 of the Executive Employment Agreement, and (ii) transition Executive’s role with the Company from Executive to Consultant, on the terms and conditions specified in this Third Amendment; and

WHEREAS, the Company and Executive desire to set forth in writing their understandings and agreement with respect to such matter.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the Company’s continued employment of the Executive, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intended to be legally bound, agree to the following revisions to the Executive Employment Agreement:

(3) TERM OF EMPLOYMENT – In line 3, replace “the second anniversary of the Commencement Date” with “December 31, 2020”.

(20) CONSULTING AGREEMENT – Add a new Section 20 “Consulting Agreement” that reads as follows: “Effective January 1 2021, Executive and Company will enter into a Consulting Agreement under which Executive will provide consulting services to Company in accordance with the terms of the Consulting Agreement, which is attached hereto as Exhibit A.”

Except as set forth above, nothing in this Third Amendment shall be deemed to alter, amend, or modify any other provisions of the Executive Employment Agreement.

IN WITNESS WHEREOF, the parties hereto have agreed to and have executed this Third Amendment on the Effective Date.

EXECUTIVE:	BABCOCK & WILCOX ENTERPRISES, INC.
/s/ Henry E. Bartoli	By:	/s/ Kenneth M. Young
Henry E. Bartoli	Name:	Kenneth Young
	Title:	Chairman and Chief Executive Officer